UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2014 (February 24, 2014)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

On February 24, 2014, the Compensation Committee of the Board of Directors of National CineMedia, Inc. (the “Company”) reviewed the 2013 performance-based bonus awards for the Chief Executive Officer, the President of Sales and Marketing, the EVP and General Counsel and the former EVP and Chief Operating Officer to determine whether and to what extent the performance goals established by the Committee for 2013 had been achieved. These cash bonus awards were granted pursuant to the Executive Performance Bonus Plan for executive officers adopted by the Compensation Committee on March 13, 2013 and approved by stockholders on May 1, 2013.

In addition, on February 24, 2014, the Compensation Committee of the Board of Directors of the Company approved 2013 bonus awards for the Company’s SVP, Finance and Interim Co-Chief Financial Officer and its SVP, Controller and Interim Co-Chief Financial Officer. These individuals were not awarded bonuses for 2013 pursuant to the Executive Performance Bonus Plan.

Executive Performance Bonus Plan

2013 Performance Bonus Award Measurement

The financial performance criteria and applicable weights for financial performance criteria for the 2013 performance-based cash bonuses for the 2013 fiscal year are as follows:

	Up to 100% of Target Bonus			Stretch Bonus (4)	2013 Raise Deferral Performance Bonus (5)
Name	Adjusted OIBDA (1)	Adjusted advertising revenue (2)	Technology and Operations operating and capital expenditures budget (3)	Adjusted OIBDA	Adjusted OIBDA
Kurt C. Hall, President, CEO & Chairman	100%	0%	0%	100%	100%
Clifford E. Marks, President of Sales & Marketing	0%	100%	0%	100%	100%
Ralph E. Hardy, EVP & General Counsel	100%	0%	0%	100%	100%
Earl B. Weihe, EVP & COO until 12/26/13(6)	75%	0%	25%	100%	100%

1)	The performance bonus potential is based on the percentage of Adjusted OIBDA (a non-GAAP measure defined as consolidated net income plus income tax expense, interest and other non-operating expenses, depreciation and amortization, share-based compensation and other items, as adjusted) target achieved as follows. Straight line interpolation is applied to performance between the levels shown.

Percentage of Adjusted OIBDA Target Achieved	% of Target Bonus
Less than or equal to 80%	0%
Greater than 80% to 100%	>0% to 100%

2)	The performance bonus potential is based on the percentage of adjusted advertising revenue (a non-GAAP measure defined as advertising revenue plus adjusting items) target achieved as follows. Straight line interpolation is applied to performance between the levels shown.

Percentage of Adjusted Advertising Revenue Target Achieved	% of Target Bonus
Less than 80%	0%
Greater than or equal to 80% to 90%	50%-70%
Greater than 90% to 100%	>70% to 100%

3)	No performance bonus is payable for 25% of Mr. Weihe’s award if the actual annual operating expenditures and capital expenditures, including any capitalized overhead, on an aggregate basis exceed 100% of budget.
4)	The 2013 Stretch Bonus potential is 50% of the Performance Bonus paid times the percentage that Adjusted OIBDA is in excess of budget (capped at 10%), divided by 10%.
5)	The 2013 Raise Deferral Performance Bonus potential is 2% of the executive’s base salary at the end of our fiscal year (December 26, 2013).
6)	On December 27, 2013, Mr. Weihe resigned from his position as Executive Vice President and Chief Operations Officer of the Company and will continue to serve in an advisory role with NCM LLC until his retirement.

Results under the 2013 Grant Performance Criteria

Based on the actual operating results of the Company, the Adjusted OIBDA was 102.0% of the performance bonus target, Adjusted Advertising Revenue was 98.5% of the performance bonus target and Technology and Operations operating and capital spending was below budget.

2013 Cash Bonus Payments

Based on the performance against targets and taking into consideration the factors below, on February 24, 2014, the Compensation Committee of the Company approved payment of the following cash bonuses for 2013 under the Executive Performance Bonus Plan:

	Performance Bonus			Stretch Bonus			Raise Deferral Performance Bonus
	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Total Cash Bonus
Kurt C. Hall	100%	100%	$765,131	50%	20%	$76,896	2%	100%	$15,303	$857,329
Clifford E. Marks	100%	100%	$703,497	50%	20%	$70,701	2%	100%	$14,756	$788,954
Ralph E. Hardy	75%	100%	$214,982	37.5%	20%	$21,606	2%	100%	$5,733	$242,320
Earl B. Weihe	75%	100%	$153,000	37.5%	20%	$15,377	2%	100%	$4,080	$172,457

(1)	Percentage of base salary determined at the end of our 2013 fiscal year (December 26, 2013).

Bonuses Paid to the Interim Co-Chief Financial Officers

2013 Bonus Awards Measurement

The financial performance criteria and applicable weights for financial performance criteria for the 2013 cash bonuses for the 2013 fiscal year for the Interim Co-Chief Financial Officers are as follows:

	Up to 100% of Target Bonus		Stretch Bonus (1)	2013 Raise Deferral Performance Bonus (1)
Name	Adjusted OIBDA (1)	Individual Performance (2)	Adjusted OIBDA	Adjusted OIBDA
David J. Oddo, SVP, Finance & Interim Co-CFO	75%	25%	100%	100%
Jeffrey T. Cabot, SVP, Controller & Interim Co-CFO	75%	25%	100%	100%

1)	The performance bonus potential for of Adjusted OIBDA, the stretch bonus and the raise deferral performance bonus are consistent with those described in footnote 1, 4 and 5 to the Executive Performance Bonus Plan above.
2)	The individual performance targets are based upon the individual’s personal performance during the 2013 fiscal year.

2013 Cash Bonus Payments

Based on the performance against targets, on February 24, 2014, the Compensation Committee of the Company approved payment of the following cash bonuses for 2013 to the Interim Co-Chief Financial Officers:

	Performance Bonus			Stretch Bonus			Raise Deferral Performance Bonus
	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Target Award as a % of Salary (1)	Actual Award as a % of Target	Total Award Amount	Individual Performance	Total Cash Bonus
David J. Oddo	40%	100%	$52,500	20%	20%	$7,035	2%	100%	$3,500	$17,500	$80,535
Jeffery T. Cabot	40%	100%	$58,200	20%	20%	$7,799	2%	100%	$3,880	$19,400	$89,279

(1)	Percentage of base salary determined at the end of our 2013 fiscal year (December 26, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: February 28, 2014	By:	/s/ Ralph E. Hardy
Ralph E. Hardy Executive Vice President, General Counsel and Secretary

4